                                                                    EXHIBIT 99.3
                                                                    ------------

                          UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS


     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been consummated, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined financial statements have been derived from the historical consolidated financial statements of Prolong International Corporation ("PIC") and EPL and give effect to the Acquisition of EPL by PIC under the purchase method of accounting.

     The unaudited pro forma combined balance sheet gives effect to the combination as if it had occurred on September 30, 1998 using the consolidated balance sheets of PIC and EPL as of September 30, 1998. The unaudited pro forma combined statements of operations give effect to the combination as if it had occurred on January 1, 1997 using the consolidated statements of operations of PIC for the nine months ended September 30, 1998 and for the fiscal year ended December 31, 1997, respectively, and of EPL for the five months ended September 30, 1998, the year ended April 30, 1998 and the four months ended April 30, 1997, respectively.

     The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that management deems appropriate. Management does not anticipate any material differences between the estimates and final adjustments. The pro forma financial information does not purport to represent what the combined company's financial position or results of operations would actually have been if the Acquisition in fact had occurred on such date or to project the combined company's financial position or results of operations for any future period. The unaudited pro forma combined financial statements should be read in conjunction with EPL's consolidated financial statements and the notes thereto included elsewhere herein and PIC's consolidated financial statements and the notes thereto filed in connection with its quarterly report on Form 10-Q for the period ended September 30, 1998.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                            As of September 30, 1998




                                       Prolong                                                                   Pro Forma
                                     International                                                  Acquisition
                                      Corporation                  EPL Pro-Long, Inc.               Adjustments           Combined
                                     ------------                  ------------------             -------------          -----------
Cash and cash equivalents            $    884,203                      $    18,019                $        0            $   902,222
Accounts receivable, net                7,236,746                            4,152                         0              7,240,898
Inventories                             3,131,850                                0                         0              3,131,850
Prepaid expenses                        1,490,292                                0                         0              1,490,292
Prepaid income taxes                            0                            4,484                         0                  4,484
Prepaid television time                   472,912                                0                         0                472,912
Advances to employees                     258,008                                0                         0                258,008
                                     ------------                      -----------                ----------            -----------
  Total current assets                 13,474,011                           26,655                         0             13,500,666
Property and equipment, net             3,204,754                                0                         0              3,204,754
Patents, trademarks,
 tradenames, etc.                               0                          271,964                 7,158,436 (1)(2)       7,430,400
Other assets                               58,171                                0                         0                 58,171
Deposits                                  214,655                                0                         0                214,655
                                      -----------                      -----------                ----------            -----------
  Total assets                        $16,951,591                      $   298,619                $7,158,436            $24,408,646
                                      ===========                      ===========                ==========            ===========
Accounts payable                      $ 1,094,278                      $         0                $        0            $ 1,094,278
Accrued expenses                        1,285,471                           12,000                         0              1,297,471
Notes payable, current                     42,555                                0                         0                 42,555
Income taxes payable                      204,131                                0                         0                204,131
Deferred income taxes                      23,693                                0                         0                 23,693
                                      -----------                      -----------                ----------             ----------
  Total current liabilities             2,650,128                           12,000                         0              2,662,128
Notes payable, noncurrent               2,385,586                                0                         0              2,385,586
Common stock                               25,465                          135,473                  (132,480)(3)             28,458
Additional paid-in capital              7,394,051                        1,516,553                 5,925,509 (3)(4)      14,836,113
Retained earnings (deficit)             4,496,361                       (1,365,407)                1,365,407 (5)          4,496,361
                                      -----------                      -----------                ----------             ----------
Total stockholders' equity             11,915,877                          286,619                 7,158,436             19,360,932
                                      -----------                      -----------                ----------             ----------
  Total liabilities and
   stockholders' equity               $16,951,591                      $   298,619                $7,158,436            $24,408,646
                                      ===========                      ===========                ==========            ===========

                   NOTES TO COMBINED CONDENSED BALANCE SHEET

(1) The purchase price of the net assets, as negotiated between the two independent parties, was determined by adding the value of the PIC Common Stock to be given up of $7,542,019 to the liabilities assumed less certain costs. The purchase price was then allocated to the tangible assets and liabilities and the residual amount was allocated to the patents, trademarks and other intangibles. North American Capital Partners, an independent investment banker, was engaged to provide a written fairness opinion on the Transaction. The unaudited estimated fair value of assets acquired and liabilities assumed is summarized as follows:

        Fair value of PIC Common Stock to be given up             $ 7,542,019
        Fair value of liabilities assumed                              12,000
        Other acquisition costs                                       175,000
        Fair value of tangible and identifiable assets acquired      (298,619)
        Patents acquired                                           (7,430,400)
                                                                  -----------
        Excess of costs over identifiable assets acquired         $         0
                                                                  ===========

     The fair value of PIC Common Stock to be given up was determined by the closing market price of the PIC Common Stock on the OTC Bulletin Board on the date that the parties entered into the Agreement, February 5, 1998, which was $2.81 per share. Due to the one year transfer restriction and the lack of marketability of the large block of shares to be issued under the Agreement, a nominal 10% discount was applied to the PIC Common Stock resulting in a fair value of approximately $2.53 per share. With the anticipated issuance of 2,981,035 shares, the fair value of the shares of PIC Common Stock given up is $7,542,019. PIC believes that the determination of the measurement date is consistent with EITF 95-19 because during the period beginning a few days before the signing of the Agreement and extending through the date of the public announcement of the proposed Transaction, the closing market prices of PIC Common Stock did not vary significantly.

(2) Adjustment to eliminate the account balance of intangibles of EPL Pro-Long, Inc.

(3) Adjustment to reflect the issuance of PIC Common Stock in exchange for the net assets of EPL Pro-Long, Inc. and the subsequent dissolution of EPL Pro-Long, Inc.

(4)  Adjustment to properly state the combined additional paid-capital balance.

(5) Adjustment to eliminate the retained deficit account balance of EPL Pro-Long, Inc.

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      Nine Months Ended September 30, 1998


                                      Prolong
                                   International        EPL Pro-Long,
                                Corporation For the     Inc. For the
                                 Nine Months Ended    Nine Months Ended          Pro Forma
                                  Sept. 30, 1998      Sept. 30, 1998(1)   Adjustments      Combined
                                -------------------   -----------------   -----------    ------------
Net revenues                        $28,911,150           $ 125,358       $(125,358)(2)   $28,911,150
Cost of goods sold                    6,107,805                   0               0         6,107,805
                                    -----------           ---------       ---------       -----------
Gross profit                         22,803,345             125,358        (125,358)       22,803,345

Selling expenses                     14,889,967                   0        (125,358)(3)    14,764,609
General and administrative
 expenses                             4,063,476             267,306         371,520 (4)     4,702,302
                                    -----------           ---------       ---------       -----------
Total operating expenses             18,953,443             267,306         246,162        19,466,911
                                    -----------           ---------       ---------       -----------
Operating income (loss)               3,849,902            (141,948)       (371,520)        3,336,434
                                    -----------           ---------       ---------       -----------
Other income, net:
Interest expense                        (79,486)            (17,581)              0           (97,067)
Interest income                         105,027                  86               0           105,113
                                    -----------           ---------       ---------       -----------
Total other income (expense),
 net                                     25,541             (17,495)              0             8,046
                                    -----------           ---------       ---------       -----------
Income before provision for
 income taxes                         3,875,443            (159,443)       (371,520)        3,344,480
Provision for income taxes            1,669,020              (2,116)       (329,112)(5)     1,337,792
                                    -----------           ---------       ---------       -----------
Net income                          $ 2,206,423           $(157,327)      $ (42,408)      $ 2,006,688
                                    ===========           =========       =========       ===========

                                                                                           Pro Forma
                                                                                          -----------
Earnings per common share:
  Basic                             $      0.09                                           $      0.07
                                    ===========                                           ===========
  Diluted                           $      0.09                                           $      0.07
                                    ===========                                           ===========
Weighted average shares used to
 calculate net income per share:
  Basic                              25,464,525                                            28,445,560
                                    ===========                                           ===========
  Diluted                            25,862,128                                            28,808,160
                                   ============                                           ===========

             PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                      Fiscal Year Ended December 31, 1997


                                  Prolong
                               International       EPL Pro-Long, Inc.
                            Corporation For the      For the Twelve
                             Fiscal Year Ended        Months Ended               Pro Forma
                             December 31, 1997    December 31, 1997 (6)   Adjustments      Combined
                            -------------------   ---------------------   -----------    ------------
Net revenues                    $29,846,795             $984,959          $(984,959)(2)   $29,846,795
Cost of goods sold                5,735,238                  298                  0         5,735,536
                                -----------             --------          ---------       -----------
Gross profit                     24,111,557              984,661           (984,959)       24,111,259

Selling expenses                 17,259,469                    0           (984,959)(3)    16,274,510
General and administrative
 expenses                         3,523,200              229,034            489,020 (4)     4,244,254
                                -----------             --------          ---------       -----------
Total operating expenses         20,782,669              229,034           (495,939)       20,515,764
                                -----------             --------          ---------       -----------
Operating income                  3,328,888              755,627           (489,020)        3,595,495
                                -----------             --------          ---------       -----------
Other income, net:
Other income                              0               25,221                  0            25,221
Interest expense                     (8,185)             (25,319)                 0           (33,504)
Interest income                     249,214                    0                  0           249,214
                                -----------             --------          ---------       -----------
Total other income (expense),
 net                                241,029                  (98)                 0           240,931
                                -----------             --------          ---------       -----------
Income before provision for
 income taxes                     3,569,917              755,529           (489,020)        3,836,426
Provision for income taxes        1,437,364                5,202             92,004 (5)     1,534,570
                                -----------             --------          ---------       -----------
Net income                      $ 2,132,553             $750,327          $(581,024)      $ 2,301,856
                                ===========             ========          =========       ===========
                                                                                           Pro Forma
                                                                                          -----------
Earnings per common share:
  Basic                         $      0.08                                               $      0.08
                                ===========                                               ===========
  Diluted                       $      0.08                                               $      0.08
                                ===========                                               ===========
Weighted average shares
 used to calculate net
 income per share:
  Basic                          25,508,035                                                28,501,070
                                ===========                                               ===========
  Diluted                        25,690,774                                                28,683,809
                                ===========                                               ===========

             NOTES TO COMBINED CONDENSED STATEMENTS OF OPERATIONS

(1) EPL Pro-Long, Inc.'s results for the nine months ended September 30, 1998 are calculated based on the unaudited financial information for the five months ended September 30, 1998 plus the information for the year ended April 30, 1998 included elsewhere herein less the results for the eight months ended December 31, 1997 included elsewhere herein.

(2)  Adjustment to eliminate royalty revenue estimated to be received from PIC.

(3) Adjustment to eliminate royalties estimated to be paid by PIC at the rate of 3.5% of PIC's revenues.

(4) Adjustment to recognize amortization of patents, trademarks, tradenames, etc. over a period of fifteen years.

(5)  Adjustment to reflect the combined tax rate of 40%.

(6) EPL Pro-Long, Inc.'s results for the year ended December 31, 1997 are calculated based on the unaudited financial information for the eight months ended December 31, 1997 plus the results for the four months ended April 30, 1997 which were derived from the unaudited financial information for the year ended April 30, 1997 included elsewhere herein.